UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas J. Neilson, President
Manager Directed Portfolios
c/o U.S. Bank Global Fund Services
811 East Wisconsin Avenue, 8th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 287-3101
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2020

Date of reporting period:  December 31, 2020

Item 1. Reports to Stockholders.

(a)	[Insert full text of semi-annual or annual report here]

Argent Small Cap Fund

Annual Report
December 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.  Instead, the reports will be made available on the Fund’s website, www.argentcapitalfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 888-898-5288, sending an e-mail request to argentcapitalfundsinquiry@argentcapital.com, or by enrolling at www.argentcapitalfunds.com.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund, you can call 888-898-5288 or send an email request to argentcapitalfundsinquiry@argentcapital.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Argent Small Cap Fund

Table of Contents

Letter to Shareholders	3

Investment Highlights	6

Sector Allocation of Portfolio Assets	7

Schedule of Investments	8

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	14

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	24

Expense Example	25

Statement Regarding Liquidity Risk Management Program	27

Notice to Shareholders	28

Trustees and Officers	29

Approval of the Investment Advisory Agreement	32

Notice of Privacy Policy and Practices	39

Argent Small Cap Fund
Letter to Shareholders
(Unaudited)
Dear shareholders:

2020 was certainly a year for the history books, and one investors won’t soon forget. The domestic small capitalization equity market saw several wild swings during the year. The first was in mid-March as fear from the unknown surrounding the outbreak of COVD-19 across the world sent the Russell 2000 Index1 tumbling by over 40%. That decline was short lived as the Index began to march higher throughout the spring and summer, and then ended the year with a 30% surge during the fourth quarter. The Index was led all year by unprofitable companies – companies that generated negative earnings over the trailing 12 months. The spread was very large, as seen in the chart below, and served as a substantial headwind to the Argent Small Cap Fund.

 Source: Furrey Research Partners, FactSet

The Argent Small Cap Fund lagged the Russell 2000 Index returning -0.8% as of the one-year period ended December 31, 2020. That result trailed the Russell 2000 Index2 return of 20.0% for the same time period. Stock selection was negative throughout the year and was concentrated in the Information Technology, Consumer Discretionary, and Industrials sectors. From a sector allocation perspective, the overweight to Technology and Industrials was a benefit to the Fund, while the underweight to Health Care, mainly as a result of minimal biotechnology exposure, detracted from performance. As it relates to biotechnology, the Fund typically shies away from those types of industries given the binary nature of outcomes. We prefer businesses with a track record of generating above average returns through thoughtful and opportunistic capital allocation. Over the course of 2020, the Fund continued its shift toward investing in businesses that we believe are higher quality in nature. To us, that means companies that have a history of generating returns that are accelerating and in excess of their cost of capital, and are on the path to continue to do so. We favor companies that have balance sheets that are in good shape (i.e., balance sheets that are either in a net cash position or are employing very low leverage relative to the EBITDA3 the company generates) and do not require large amounts of capital to sustain and grow their operations.
_______________
[1,2]
According to FTSE Russell, the Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

[3]	EBITDA (earnings before interest, taxes, depreciation and amortization) is a measure of a company’s financial performance and can be used to compare companies to one another or to an industry average.

Argent Small Cap Fund

Fund review

Contributors to the Fund for the year included Alarm.com, Fortinet, and PetIQ, all still held by the Fund at the end of the fiscal year. Alarm.com provides wireless and web enabled security system technology. They operate in the smart home security market, and are expanding their reach to serve to the needs of commercial customers which should increase their total addressable market nicely. The home security and smart home industry exhibits defensive characteristics as demand trends remained relatively stable throughout the entire year and weren’t as negatively impacted as some more discretionary spending driven areas of the economy. Fortinet is a cybersecurity solutions business that caters to the enterprise and small and medium sized business markets. The addressable market for their products is north of $100 billion and a substantial amount of Fortinet’s revenue is recurring in nature. Spending patterns on cybersecurity are well positioned for further growth as it’s viewed as critical in nature in an environment that continues to become more complex and rife with security threats. The need to invest in cybersecurity efforts became even more pronounced when it was revealed in December 2019 an agency of the United States Commerce Department was breached. Fortinet remains well positioned to benefit from these trends moving forward.  PetIQ provides services and products for dog and cat owners. The company manufactures and distributes pet health and wellness products through an omnichannel approach, and also offers veterinary services via a clinic offering that partners with mass retailers such as Wal-Mart and Meijer. PetIQ has made a number of accretive acquisitions in its products segment over the past several years. Pet adoption rates rose meaningfully during the pandemic which helped PetIQ’s bottom line.

Detractors to the Fund for the year included Callaway Golf Company, Digi, and Atkore. Of the three, Atkore was held by the Fund at the end of the fiscal year. Callaway is a golf equipment and accessories company that also has a good-sized stake in Topgolf, the extremely popular entertainment concept. The company acquired Jack Wolfskin, a sizeable mountain and leisure clothing company a few years ago and have struggled to grow the business. This shift away from their core golf business, proved to be burdensome, and led to us exiting our investment in March 2020. Digi is a provider of Internet of Things connectivity products, services and solutions primarily to the food service, transportation & logistics, and health care end markets. In late 2019, Digi announced the acquisition of Opengear, a company that provides remote access, network resilience and automation services mainly for data centers. We liked the acquisition, but the company has seen slower growth that investors anticipated in some of their legacy operations. Atkore is an industrial manufacturing company that operates through two segments that supply products to the construction, health care, alternative power generation, data centers and diversified industrial end markets. Management champions what they call Atkore Business Systems- which encompasses people, strategy, and process- to run their business with the ultimate goal of driving portfolio enhancement and margin expansion throughout the company. While Atkore was one of the Fund’s better performing stocks in 2019, 2020 proved much tougher for the company as their non-residential construction business faced some headwinds.

Argent Small Cap Fund

Looking ahead

As we look into 2021, the market has come a long way off its lows back in March of 2020. Our questions during the depths of the pandemic revolved around what type of economy would welcome investors when we found our way to the other side of the pandemic. Would we recover to the pre-COVID economy that was grinding out decent but not spectacular growth, or one that was entirely different? That question remains unanswered as the world continues to march through the pandemic, but one thing is certain, we’ve made remarkable progress over the past year. Several vaccines have been developed in record time and are in the process of being distributed across the globe. On the domestic front, the Federal Reserve and Congress quickly took steps to limit the impact of COVID-19 on consumers and businesses alike. With the uncertainty of the presidential election outcome behind us and consumers benefiting from an ever increasing level of stimulus, sentiment appears positive. The market has come a long way in a short period of time, so we remain cautious on such magnanimous gains moving forward, unless supported by positive and improving prospects for individual companies. We will continue to spend our time seeking out investments for inclusion in the Fund that in our view, exhibit good growth characteristics, sound capital allocation, and mindful management teams. We believe that these types of companies should be able to prosper, regardless of the economic environment. Thank you for your continued investment in the Argent Small Cap Fund.

Sincerely,

Peter Roy, CFA
Lead Portfolio Manager

The Fund’s holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments in the report for complete portfolio holdings.

Mutual Fund investing involves risk. Principal loss is possible. The Argent Small Cap Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility than larger companies.

Must be preceded or accompanied by a prospectus.

The Fund is distributed by Quasar Distributors, LLC.

Argent Small Cap Fund
Investment Highlights (Unaudited)

Comparison of the Change in Value of a Hypothetical $250,000 Investment
in the Argent Small Cap Fund – Institutional Shares and
Russell 2000® Total Return Index

Annualized Total Return Periods Ended December 31, 2020:
				Since
	One	Five	Ten	Inception
	Year	Year	Year	(7/25/2008)
Argent Small Cap Fund – Institutional Shares(1)(2)	-0.77%	7.44%	7.64%	7.16%
Russell 2000® Total Return Index	19.96%	13.26%	11.20%	10.10%

Expense ratios*: Gross 0.88%, Net 0.85% (Institutional Shares)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-898-5288.

This chart illustrates the performance of a hypothetical $250,000 investment made in the Fund.  Returns reflect the reinvestment of dividends and capital gain distributions. The performance data and expense ratios shown reflect a contractual fee waiver made by the Adviser, currently, through April 30, 2022. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

*	The expense ratios presented are from the most recent prospectus.
(1)	Fund commenced operations on September 28, 2018.
(2)
The performance data quoted for periods prior to September 28, 2018 is that of the Argent Limited Partnership (the “Partnership”). The Partnership commenced operations on July 25, 2008. The Partnership was not a registered mutual fund and was not subject to the same investments and tax restrictions as the Fund. If it had been, the Partnership’s performance might have been lower.

Argent Small Cap Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at December 31, 2020 (Unaudited)

Percentages represent market value as a percentage of net assets.

Note: For Presentation purposes, the Fund has grouped some of the industry categories for purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Argent Small Cap Fund

SCHEDULE OF INVESTMENTS
at December 31, 2020

	Number of
COMMON STOCKS – 99.7%	Shares	Value

Consumer Discretionary – 15.6%
America’s Car-Mart, Inc. (a)	6,790	$745,814
Asbury Automotive (a)	2,995	436,491
Helen of Troy Ltd. (a)(c)	3,165	703,231
Installed Building Products, Inc. (a)	4,340	442,376
Johnson Outdoors, Inc.	5,665	638,049
LCI Industries	4,240	549,843
Murphy USA, Inc. (a)	2,915	381,486
Ollie’s Bargain Outlet Holdings, Inc. (a)	5,430	444,011
Skyline Champion Corp. (a)	12,435	384,739
		4,726,040
Consumer Staples – 1.3%
Grocery Outlet Holding Corp. (a)	9,820	385,435

Financials – 15.1%
Glacier Bancorp, Inc.	9,175	422,142
Houlihan Lokey, Inc. (a)	10,485	704,907
OneMain Holdings, Inc.	23,850	1,148,616
PRA Group, Inc. (a)	19,525	774,362
Pacific Premier Bancorp, Inc. (a)	9,410	294,815
RLI Corp.	5,215	543,142
Veritex Holdings, Inc.	10,175	261,090
Victory Capital Holdings, Inc.	16,787	416,485
		4,565,559
Health Care – 20.5%
Addus Homecare Corp. (a)	7,475	875,248
Change Healthcare, Inc. (a)	34,690	646,969
Globus Medical, Inc. (a)	6,800	443,496
Halozyme Therapeutics, Inc. (a)	8,650	369,442
Medpace Holdings, Inc. (a)	8,580	1,194,336
ModivCare, Inc. (a)	1,385	192,003
Omnicell, Inc. (a)	5,665	679,913
PetIQ, Inc. (a)	27,280	1,048,916
Select Medical Holdings Corp. (a)	27,075	748,894
		6,199,217

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2020

	Number of
COMMON STOCKS – 99.7% (Continued)	Shares	Value

Industrials – 22.6%
ASGN, Inc. (a)	9,750	$814,418
Allied Motion Technologies, Inc	8,475	433,073
Applied Industrial Technologies, Inc.	5,195	405,158
Atkore International Group, Inc. (a)	8,375	344,296
Colfax Corp. (a)	16,485	630,386
Exponent, Inc. (a)	4,215	379,476
Gibralatar Industries, Inc. (a)	8,815	634,151
IAA, Inc. (a)	8,090	525,688
Marten Transport, Ltd.	25,580	440,743
Simpson Manufacturing Co., Inc. (a)	5,646	527,619
TriNet Group, Inc. (a)	5,415	436,449
UFP Industries, Inc.	12,150	674,933
Willdan Group, Inc. (a)	13,800	575,460
		6,821,850
Information Technology – 20.2%
ACI Worldwide, Inc. (a)	13,410	515,346
Alarm.com Holdings, Inc. (a)	4,440	459,318
CMC Materials, Inc.	3,430	518,959
Envestnet, Inc. (a)	10,340	850,879
ePlus, Inc. (a)	8,335	734,822
Fortinet, Inc. (a)	6,839	1,015,797
KBR, Inc.	11,340	350,746
Lumentum Holdings Inc. (a)	4,295	407,166
Man Tech International Corp.	2,720	241,917
Qualys, Inc. (a)	4,335	528,306
Upland Software, Inc. (a)	10,150	465,784
		6,089,040
Real Estate – 4.4%
Colliers International Group, Inc. (c)	6,270	558,845
FirstService Corporation (c)	5,735	784,319
		1,343,164
TOTAL COMMON STOCKS
(Cost $21,582,452)		30,130,305

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2020

	Number of
SHORT-TERM INVESTMENTS – 0.4%	Shares	Value
Money Market Funds – 0.4%
First American Government Obligations
Fund – Class X, 0.04% (b)	134,026	$134,026
TOTAL SHORT-TERM INVESTMENTS
(Cost $134,026)		134,026
TOTAL INVESTMENTS
(Cost $21,716,478) – 100.1%		30,264,331
Liabilities in Excess of Other Assets – (0.1)%		(43,208)
TOTAL NET ASSETS – 100.0%		$30,221,123

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The rate shown represents the fund’s 7-day yield as of December 31, 2020.
(c)	U.S traded security of a foreign issuer or corporation.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES
at December 31, 2020

Assets:
Investments, at value (cost of $21,716,478)	$30,264,331
Receivables:
Dividends and interest	5,114
Due from advisor	210
Prepaid expenses	15,142
Total assets	30,284,797

Liabilities:
Payables:
Administration and fund accounting fees	25,885
Reports to shareholders	5,369
Compliance expense	1,069
Custody fees	1,967
Transfer agent fees and expenses	10,062
Other accrued expenses	19,322
Total liabilities	63,674

Net assets	$30,221,123

Net assets consist of:
Paid in capital	$40,779,816
Total distributable earnings	(10,558,693)
Net assets	$30,221,123

Institutional Shares:
Net assets applicable to outstanding Institutional Shares	$30,221,123
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	129,557
Net asset value, offering price and redemption price per share	$233.26

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

Investment income:
Dividends	$667,744
Interest	6,026
Total investment income	673,770

Expenses:
Investment advisory fees (Note 4)	337,977
Administration and fund accounting fees (Note 4)	99,762
Transfer agent fees and expenses	40,436
Federal and state registration fees	26,075
Legal fees	23,150
Audit fees	15,043
Compliance expense	12,705
Custody fees	12,355
Trustees’ fees and expenses	10,138
Reports to shareholders	5,673
Other	12,339
Total expenses before reimbursement from advisor	595,653
Expense reimbursement from advisor (Note 4)	(153,682)
Net expenses	441,971
Net investment income	231,799

Realized and unrealized gain (loss):
Net realized gain (loss) on transactions from:
Investments	(17,136,620)
Long-term capital gain distributions from
regulated investment companies	18,980
Net change in unrealized depreciation on investments	(14,463,507)
Net realized and unrealized loss	(31,581,147)
Net decrease in net assets resulting from operations	$(31,349,348)

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Operations:
Net investment income	$231,799	$166,641
Net realized loss on investments	(17,136,620)	(244,214)
Net realized gain on long-term capital gain
distributions from regulated investment companies	18,980	—
Net change in unrealized
gain (loss) on investments	(14,463,507)	24,745,199
Net increase (decrease) in net assets
resulting from operations	(31,349,348)	24,667,626

Distributions:
Distributable earnings	(241,234)	(176,034)
Total distributions	(241,234)	(176,034)

Capital Share Transactions:
Proceeds from shares sold	6,472,635	3,017,128
Proceeds from shares issued to
holders in reinvestment of dividends	182,277	60,868
Cost of shares redeemed	(67,480,294)	(7,606,098)
Net decrease in net assets
from capital share transactions	(60,825,382)	(4,528,102)
Total increase (decrease) in net assets	(92,415,964)	19,963,490

Net Assets:
Beginning of year	122,637,087	102,673,597
End of year	$30,221,123	$122,637,087

Changes in Shares Outstanding:
Shares sold	37,281	13,647
Shares issued to holders in
reinvestment of dividends	819	259
Shares redeemed	(426,636)	(35,189)
Net decrease in shares outstanding	(388,536)	(21,283)

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year or period

Institutional Shares
			September 28, 2018*
	Year Ended	Year Ended	through
	December 31, 2020	December 31, 2019	December 31, 2018
Net Asset Value –
Beginning of Period	$236.71	$190.36	$256.71

Income from
Investment Operations:
Net investment income/(loss)[1]	0.98	0.33	(0.14)
Net realized and unrealized
gain (loss) on investments	(2.88)	46.35	(65.29)
Total from investment operations	(1.90)	46.68	(65.43)

Less Distributions:
Dividends from net investment income	(1.55)	(0.33)	—
Dividends from net realized gains	—	—	(0.92)
Total distributions	(1.55)	(0.33)	(0.92)

Net Asset Value – End of Period	$233.26	$236.71	$190.36

Total Return	(0.77)%	24.52%	(25.51	)%^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$30,221	$122,637	$102,674
Ratio of operating expenses
to average net assets:
Before reimbursements	1.15%	0.88%	0.91	%+
After reimbursements	0.85%	0.85%	0.85	%+
Ratio of net investment
income (loss) to average net assets:
Before reimbursements	0.19%	0.12%	(0.31	)%+
After reimbursements	0.49%	0.15%	(0.25	)%+
Portfolio turnover rate	121%	53%	9	%^

*	Commencement of operations for Institutional Shares was September 28, 2018.
+	Annualized
^	Not Annualized
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS
at December 31, 2020

NOTE 1 – ORGANIZATION

The Argent Small Cap Fund (the “Fund”) is a series of Manager Directed Portfolios (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust on April 4, 2006. The Fund is an open-end investment management company and is a diversified series of the Trust. The Fund acquired the assets of Argent Small Cap Core Fund, LLC, a Missouri Limited Liability Company (the “Predecessor Private Fund”), in a tax-free conversion completed at the close of business on September 28, 2018. The Fund did not have any operations prior to September 28, 2018 other than those relating to organizational matters and registration of its shares under applicable securities law.  The Fund commenced operations on September 28, 2018, and currently only offers Institutional Shares.  The Predecessor Private Fund had an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. However, the Predecessor Private Fund was not registered as an investment company under the 1940 Act, and was not subject to certain investment limitations, diversification requirements, liquidity requirements and other restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Upon completion of the conversion, the net assets of the Fund were $138,456,646. The number of shares of the Fund issued in connection with the conversion was 539,346, and the amount of net unrealized gains on the portfolio securities transferred to the Fund was $32,278,589.  Argent Capital Management LLC (the “Advisor”) serves as the investment advisor to the Fund.  As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The investment objective of the Fund is to seek long term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.
B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on a tax return. The tax

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2020

returns for the prior three fiscal years are open for examination. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.
C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts:  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the most recent fiscal year ended December 31, 2020, the Fund made the following permanent tax adjustments on the Statement of Assets and Liabilities:

Total Distributable Earnings	Capital Stock
$9,435	$(9,435)

F.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of December 31, 2020, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements and had concluded that no additional disclosures are necessary.

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2020

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.
Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the mean between the bid and asked prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2020

Registered Investment Companies:  Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service.  Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which, as of December 31, 2020, was comprised of officers of the Trust. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value, by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$4,726,040	$—	$—	$4,726,040
Consumer Staples	385,435	—	—	385,435
Financials	4,565,559	—	—	4,565,559
Health Care	6,199,217	—	—	6,199,217
Industrials	6,821,850	—	—	6,821,850
Information Technology	6,089,040	—	—	6,089,040
Real Estate	1,343,164	—	—	1,343,164
Total Common Stocks	30,130,305	—	—	30,130,305
Short-Term Investments	134,026	—	—	134,026
Total Investments in Securities	$30,264,331	$—	$—	$30,264,331

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2020

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2020, the Advisor provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.65% of the average daily net assets of the Fund.  For the year ended December 31, 2020, the Fund incurred $337,977 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its management fees and/or absorb expenses of the Fund to ensure that the total annual operating expenses [excluding front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses in connection with a merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses (collectively, “Excludable Expenses”)] do not exceed the following amounts of the average daily net assets for the Institutional Shares:

Argent Small Cap Fund
Institutional Shares	0.85%

For the year ended December 31, 2020, the Advisor reduced its fees and absorbed Fund expenses in the amount of $153,682 for the Fund. The waivers and reimbursements will remain in effect through April 30, 2022 unless terminated sooner by, or with the consent of, the Board.

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Amount	Expiration
$ 17,593	12/31/2021
30,319	12/31/2022
153,682	12/31/2023
$201,594

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2020

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Fund.  Vigilant Compliance, LLC serves as the Chief Compliance Officer to the Fund.  U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian.  For the year ended December 31, 2020, the Fund incurred the following expenses for administration, fund accounting, transfer agency and custody fees:

Administration & fund accounting	$99,762
Custody	$12,355
Transfer agency(a)	$24,434
(a) Does not include out-of-pocket expenses.

At December 31, 2020, the Fund had payables due to Fund Services for administration, fund accounting and transfer agency fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration & fund accounting	$25,885
Custody	$ 1,967
Transfer agency(a)	$ 6,164
(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in such capacities.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended December 31, 2020, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Argent Small Cap Fund	$62,700,904	$121,263,565

There were no purchases or sales of long-term U.S. Government securities.

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2020

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$23,419,969
Gross unrealized appreciation	8,598,237
Gross unrealized depreciation	(1,753,875)
Net unrealized appreciation	6,844,362
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	17,403,055
Total accumulated earnings/(losses)	$(10,558,693)

As of December 31, 2020, the Fund had short-term and long-term tax basis capital losses with no expiration date of $17,082,155 and $320,900, respectively.

The tax character of distributions paid during the year ended December 31, 2020 and year ended December 31, 2019 was as follows:

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Ordinary Income	$231,799	$176,034
Return of Capital	9,435	—
Total	$241,234	$176,034

NOTE 7 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. Further information about investment risks is available in the Fund’s prospectus and Statement of Additional Information.

General Market Risk; Recent Market Events:  The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2020

crisis, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.

Common Stock Risk: Equity securities are susceptible to general stock market fluctuations due to economic, market, political and issuer-specific considerations and to potential volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Small-Cap Company Risk:  Companies in which the Fund invests may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets, or financial resources, may be dependent on relatively small or inexperienced management groups, and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid, more volatile and more difficult to value than securities of larger companies and therefore may involve greater risk than investing in large companies.

Growth-Style Investing Risk:  An investment in a growth-oriented fund may be more volatile than the rest of the U.S. market as a whole. If the investment adviser’s assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the stock may fail to reach the value that the adviser has placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market.

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the Advisor’s management of the Fund. The value of your investment in the Fund may vary with the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities. If the investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

New Fund Risk:  There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board if it determines that liquidation is in the best interest of shareholders. As a result, the timing of the Fund’s liquidation may not be favorable.

Value-Style Investing Risk:  Value stocks can perform differently from the market as a whole and from other types of stocks.  Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits should their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed.  Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2020

NOTE 8 – GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 9 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2020, Charles Schwab & Co., Inc. held 63% of the outstanding Institutional Shares of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab & Co., Inc. are also owned beneficially.

Argent Small Cap Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Manager Directed Portfolios
and the Shareholders of Argent Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Argent Small Cap Fund, a series of shares of beneficial interest in Manager Directed Portfolios (the “Fund”), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from September 28, 2018 (commencement of operations) through December 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the two-year period then ended and for the period from September 28, 2018 through December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Manager Directed Portfolios since 2007.

Philadelphia, Pennsylvania
February 25, 2021

Argent Small Cap Fund

EXPENSE EXAMPLE
December 31, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2020 to December 31, 2020 for the Institutional Shares.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Argent Small Cap Fund

EXPENSE EXAMPLE (Continued)
December 31, 2020 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/2020	12/31/2020	7/1/2020-12/31/2020(1)
Actual
Institutional Shares	$1,000.00	$1,290.20	$4.89

Hypothetical (5% return
before expenses)
Institutional Shares	$1,000.00	$1,020.86	$4.32

(1)	Expenses are equal to the Institutional Shares’ annualized expense ratios of 0.85% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the period).

Argent Small Cap Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Fund, a series of Manager Directed Portfolios (the “Trust”), has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Program”). The Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board has designated the Fund’s investment adviser to serve as the administrator of the Program (the “Program Administrator”). Personnel of the Fund’s investment adviser conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Program Administrator. The Program Administrator is required to provide a written annual report to the Board and the chief compliance officer of the Trust regarding the adequacy and effectiveness of the Program and any material changes to the Program.

Under the Program, the Program Administrator manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Program Administrator’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

On November 10, 2020, the Board reviewed the Program Administrator’s assessment of the operation and effectiveness of the Program for the period June 1, 2019 through June 30, 2020 (the “Report”) and a memorandum regarding the Report prepared by the Trust’s chief compliance officer. The Report noted that the Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate. The Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the during the review period, the Program was adequately designed and effectively operating to monitor the liquidity risk to the Fund, taking into account the size of the Fund, the type of business conducted, and other relevant factors.

Argent Small Cap Fund

NOTICE TO SHAREHOLDERS
at December 31, 2020 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-898-5288 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by 1-888-898-5288.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q/Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020).  The Fund’s Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020) is available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020) is also available, upon request, by calling 1-888-898-5288.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-898-5288 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Argent Small Cap Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board as of January 1, 2021, is currently comprised of four trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
(Year of Birth)	and Length of	Principal Occupation(s)	Overseen by	During the
and Address(1)	Time Served(3)	During the Past Five Years	Trustee	Past Five Years

INDEPENDENT TRUSTEES

Gaylord B. Lyman	Trustee and	Senior Portfolio Manager,	9	None
(Born 1962)	Audit	Affinity Investment Advisors,
	Committee	LLC, since 2017; Managing
	Chairman,	Director of Kohala Capital
	since April 2015	Partners, LLC (2011 – 2016).

Scott Craven Jones	Trustee	Managing Director, Carne	9	Trustee, Madison
(Born 1962)	since July 2016	Global Financial Services (US)		Funds, since 2019
	and Lead	LLC (a provider of independent		(18 portfolios);
	Independent	governance and distribution		Trustee, XAI
	Trustee	support for the asset management		Octagon Floating
	since May 2017	industry), since 2013; interim		Rate &
		Managing Director, Park Agency,		Alternative
		Inc., since 2020.		Income Term
Trust, since 2017
(2 portfolios);
Director,
Guestlogix Inc.
(a provider of
ancillary-focused
technology to the
travel industry)
(2015 – 2016).

Argent Small Cap Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
(Year of Birth)	and Length of	Principal Occupation(s)	Overseen by	During the
and Address(1)	Time Served(3)	During the Past Five Years	Trustee	Past Five Years

Lawrence T.	Trustee	Senior Vice President and Chief	9	None
Greenberg	since July 2016	Legal Officer, The Motley Fool
(Born 1963)		Holdings, Inc., since 1996;
Venture Partner and General
Counsel, Motley Fool Ventures
LP, since 2018; Manager, Motley
Fool Wealth Management, LLC,
since 2013; Adjunct Professor,
Washington College of Law,
American University, since 2006;
General Counsel Motley Fool
Asset Management, LLC
(2008 – 2019).

James R.	Trustee	Distribution consultant since	9	None
Schoenike(2)	since July 2016	2018, President and CEO,
(Born 1959)		Board of Managers, Quasar
Distributors, LLC (2013 – 2018).

(1)	The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.
(2)
Mr. Schoenike became an Independent Trustee on January 1, 2021.  He was an Interested Trustee and Chairman through December 31, 2020 by virtue of the fact that he was recently President of Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”).

(3)	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

As of the date of this report, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Name	Position(s) Held with
(Year of Birth)	Trust and Length
and Address	of Time Served(3)	Principal Occupation(s) During Past Five Years

OFFICERS

Douglas J. Neilson(1)	President and Principal	Vice President, Compliance and Administration,
(Born 1975)	Executive Officer,	Fund Services, since 2001
since July 1, 2016

Argent Small Cap Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Name	Position(s) Held with
(Year of Birth)	Trust and Length
and Address	of Time Served(3)	Principal Occupation(s) During Past Five Years

Matthew J. McVoy(1)	Treasurer and Principal	Assistant Vice President, Compliance and
(Born 1980)	Financial Officer,	Administration, Fund Services, since 2005
since July 1, 2016

Justin Dausch(2)	Chief Compliance	Director, Vigilant, since 2017; Compliance Associate,
(Born 1989)	Officer and Anti-Money	HSBC (investment banking company), 2015 – 2017
Laundering Compliance
Officer, since
January 1, 2020

Alyssa M. Bernard(1)	Secretary,	Assistant Vice President, Compliance and
(Born 1988)	since August 20, 2019	Administration, Fund Services, since 2018; Attorney,
Mutual Fund Disclosure, Waddell & Reed Financial,
Inc., 2017 – 2018; Attorney, Corporate Governance,
American Century Companies, Inc., 2014 – 2017

(1)	The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)	The mailing address of this officer is: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.
(3)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-888-898-5288.

Argent Small Cap Fund

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees (the “Board”) of Manager Directed Portfolios (the “Trust”) met on November 9, 2020 to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Argent Small Cap Fund (the “Fund”), a series of the Trust, and the Fund’s investment adviser, Argent Capital Management LLC (“Argent”).  In approving the Advisory Agreement, the Board relied on an SEC order issued on June 19, 2020 that conditionally exempts registered investment companies from in-person voting requirements through at least December 31, 2020.

At this meeting, and at a prior meeting held on October 13, 2020, the Board requested and received materials to assist them in considering the approval of the Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing the Board’s fiduciary obligations and the factors the Board should consider in the renewal of the Advisory Agreement, comparative information relating to the performance of the Fund against the Fund’s peer group and benchmark index, due diligence materials provided by Argent, including Argent’s Form ADV, information regarding Argent’s compliance program, personnel and financial condition, profitability information, and other pertinent information.  The Board also reviewed the advisory fee payable by the Fund under the Advisory Agreement, the expense cap agreement between the Trust, on behalf of the Fund, and Argent and comparative fee and expense information provided by Morningstar.  The Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), also met in executive session with legal counsel to review their duties in considering the Advisory Agreement and the information provided.  The Board also took into account information routinely provided at quarterly meetings throughout the year regarding the quality of services provided by Argent, the performance of the Fund, brokerage and trading, Fund expenses, asset flows, compliance issues and related matters.

Based on their evaluation of the information provided as part of the November 9, 2020 and October 13, 2020 meetings, as well as information provided by Argent over the course of the year, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional one-year term.  Below is a summary of the material factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Advisory Agreement.

1.  NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by Argent to the Fund.  The Board considered the services provided by Argent, including investment and market research, security selection, compliance services and Fund marketing, as well as portfolio management, trading, and proxy voting services.  The Trustees considered that Argent and its personnel were responsible for the day-to-day management of the Fund, noting the qualifications, experience, and responsibilities of Peter Roy, the Fund’s lead portfolio manager, and other key personnel at Argent involved in the day-to-day

Argent Small Cap Fund

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

activities of the Fund. The Trustees noted that they had met with representatives from Argent via videoconference earlier in the year to discuss Argent’s services to the Fund and various business, performance, marketing and compliance updates. The Trustees also noted any services that extended beyond portfolio management, including the firm’s brokerage practices. The Trustees discussed Argent’s compliance program, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of Argent’s compliance program.  The Trustees also considered the effective operation of Argent’s business continuity plan during the COVID-19 pandemic. The Trustees concluded that Argent had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement, and that the nature, overall quality and extent of services provided to the Fund were satisfactory.

2.  INVESTMENT PERFORMANCE OF THE FUND

The Trustees discussed the performance of the Fund for the year-to-date, one-year, three-year, five-year, and since inception periods ended June 30, 2020, including the performance of the Fund’s predecessor fund. In assessing the quality of the portfolio management services delivered by Argent, the Trustees considered the performance of the Fund on both an absolute basis and in comparison to the Russell 2000 Index.  The Trustees also compared the Fund’s performance to a peer group of small blend funds (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of a composite of other separately managed small cap core equity accounts of Argent that are similar to the Fund in terms of investment strategy.

The Trustees noted that the Fund underperformed the Russell 2000 Index and the Morningstar Peer Group average for all time periods reviewed, considered Argent’s initiatives to improve performance, and determined that the Board would continue to closely monitor the Fund’s performance. The Trustees discussed the factors that accounted for the Fund’s underperformance as discussed with Argent, including the negative contribution from Health Care stock selection and sector allocation. The Trustees reviewed the Fund’s performance relative to Argent’s composite of other separately managed accounts managed with investment strategies substantially similar to the Fund, and noted the performance of the Fund was relatively in line with the performance of the separately managed accounts, with the key difference in performance being attributed to redemptions occurring in the Fund in the first half of 2020.

After considering all of the information, the Trustees concluded that the Fund and its shareholders were likely to benefit from Argent’s continued management.

3.  COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services provided by Argent and Argent’s advisory fee, including a review of comparative fee and expense information and peer group data.  The Trustees considered the total net expense ratio of the Fund relative to the Morningstar Peer Group, as well as the fee waivers and expense reimbursements previously provided by Argent.

Argent Small Cap Fund

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

The Trustees also considered Argent’s financial statements and other pertinent financial information.  The Trustees also examined a profitability analysis prepared by Argent based on the fees payable under the Advisory Agreement.

The Trustees noted that the Fund’s contractual management fee of 0.65% was below the Morningstar Peer Group average.  The Trustees also compared the fees paid by the Fund to the fees paid by Argent’s separately managed accounts. The Trustees further noted that the total net expense ratio for the Institutional Shares was below the Morningstar Peer Group average and the total net expense ratio of the Retail Shares was slightly above the Morningstar Peer Group average.  The Board noted that, pursuant to a contractual operating expense limitation agreement between Argent and the Fund, Argent has agreed to waive its management fees and/or reimburse Fund expenses to ensure that total annual fund operating expenses (excluding Rule 12b-1 plan fees, shareholder servicing plan fees and other excludable expenses) do not exceed 0.85% of the Fund’s average daily net assets, through at least April 30, 2022, unless terminated sooner by, or with the consent of, the Board.

The Trustees concluded that the Fund’s expenses and the management fees paid to Argent were fair and reasonable in light of the quality of services provided to the Fund.  The Trustees concluded that Argent’s level of profitability from its relationship with the Fund was reasonable.

4.  EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees considered the Fund’s asset level and discussed potential economies of scale.  The Trustees did not consider economies of scale to be a material factor given the Fund’s current asset size.  The Trustees determined that the current fee structure was reasonable given the operating expense limitation agreement that is in place and the Fund’s current asset level.

5.  BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by Argent from its association with the Fund. The Trustees concluded that the benefits Argent may receive, such as soft dollar research, appear to be reasonable and may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending November 30, 2021, as being in the best interests of the Fund and its shareholders.

Argent Small Cap Fund

APPROVAL OF THE INTERIM INVESTMENT ADVISORY AGREEMENT AND
NEW INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board” or “Trustees”) of Manager Directed Portfolios (the “Trust”) met via videoconference on December 28, 2020 (the “Meeting”) to consider (i) the approval of an interim Investment Advisory Agreement between the Trust, on behalf of the Argent Small Cap Fund (the “Fund”), a series of the Trust, and the Fund’s investment adviser, Argent Capital Management LLC (the “Advisor” or “Argent”) (the “Interim Investment Advisory Agreement”) and (ii) the approval of a new permanent investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor (the “New Investment Advisory Agreement”) (together, with the Interim Investment Advisory Agreement, the “Advisory Agreements”). In approving the Advisory Agreements, the Board relied on an SEC order issued on June 19, 2020 that conditionally exempts registered investment companies from in-person voting requirements through at least December 31, 2020.

In conjunction with the meeting, the Board requested and received materials to assist it in considering the approval of the Advisory Agreements. In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund. The Board also considered other matters, including, but not limited to the following factors: (1) the quality of services provided to the Fund in the past by the Advisor since the Fund’s inception compared to the quality of services expected to be provided to the Fund with the Advisor as the investment adviser going forward; (2) the Fund’s performance; (3) the fact that there are no material differences between the terms of the Advisory Agreements and the terms of the prior investment advisory agreement; (4) the fact that the lead portfolio manager will continue to manage the Fund; (5) the fact that the fee structure under the Advisory Agreements will be identical to the fee structure under the prior investment advisory agreement; (6) the fact that the Interim Investment Advisory Agreement will allow Argent to continue to manage the Fund under a short-term contract until shareholders can vote on a permanent investment advisory agreement with Argent, and therefore avoid disruption to the Fund’s investment management program; and (7) other factors deemed relevant.

The Board also evaluated the Advisory Agreements in light of information it had requested and received from the Advisor prior to the December 28, 2020 meeting and the information they had received in connection with their most recent consideration of the existing investment advisory agreement in November 2020. Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the Advisory Agreements and the Board’s conclusions. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

Based on their evaluation of this information, the Trustees (including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”)), approved (i) the Interim Investment Advisory Agreement for a term not exceeding

Argent Small Cap Fund

APPROVAL OF THE INTERIM INVESTMENT ADVISORY AGREEMENT AND
NEW INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

150 days and (ii) the New Investment Advisory Agreement, subject to shareholder approval at a special meeting of shareholders of the Fund.

1.  NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Advisor to the Fund, including investment and market research, security selection, compliance services and Fund marketing, as well as portfolio management, trading, and proxy voting services. The Trustees considered that the Advisor and its personnel were responsible for the day-to-day management of the Fund, noting the qualifications, experience and responsibilities of Peter Roy, the Fund’s lead portfolio manager, and other key personnel at the Advisor involved in the day-to-day activities of the Fund. The Trustees considered the information provided by the Advisor in response to a request from the Board, as well as information previously provided in response to a due diligence questionnaire, including the Advisor’s experience as a small-cap manager, the structure of the Advisor’s compliance program and the Advisor’s continuing commitment to the Fund. The Trustees noted that they had met with personnel from the Advisor earlier in the meeting to discuss the Advisor’s services to the Fund, performance, asset flows, and various portfolio management and business matters. The Trustees also noted any services that extended beyond portfolio management, including the brokerage practices of the Advisor. The Trustees considered the Advisor’s compliance program, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Advisor’s compliance program. The Trustees also considered the effective operation of the Advisor’s business continuity plan during the COVID-19 pandemic. The Trustees concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality, and extent of the management services provided to the Fund were satisfactory.

2.  INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISOR

The Trustees discussed the performance of the Fund for the one-year, three-year, five-year, and since inception periods ended June 30, 2020 and November 30, 2020, including the performance of the Fund’s predecessor fund. In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees considered the performance of the Fund on both an absolute basis and in comparison to the Russell 2000 Index. The Trustees also compared the Fund’s performance to a peer group of small blend funds (the “Morningstar Peer Group”).

The Trustees noted that the Fund underperformed the Russell 2000 Index for all time periods reviewed, considered the Advisor’s initiatives to improve performance, and determined that the Board would continue to closely monitor the Fund’s performance. The Trustees discussed the Advisor’s investment philosophy and investment strategy for the Fund, as well as its security selection process. The Trustees also considered the

Argent Small Cap Fund

APPROVAL OF THE INTERIM INVESTMENT ADVISORY AGREEMENT AND
NEW INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Advisor’s discussion of the sector allocation and stock selection factors that negatively impacted Fund performance, referring to their discussion with the Advisor’s portfolio manager earlier in the meeting. The Trustees considered the Advisor’s representations regarding the consistency of the Fund’s investment strategy following Mr. Meara’s retirement as portfolio manager, noting that the Advisor will continue to apply fundamental research techniques to construct a portfolio of high quality small-cap stocks, but is also seeking to improve the quality of businesses the Fund invests in.

After considering all of the information, the Trustees concluded that the Fund and its shareholders were likely to benefit from the Advisor’s continued management.

3.  COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISOR

The Trustees considered the cost of services provided by the Advisor and the advisory fee, including a review of comparative fee and expense information and peer group data. The Trustees considered the total net expense ratio of the Fund relative to the Morningstar Peer Group, as well as the fee waivers and expense reimbursements previously provided by the Advisor. The Trustees also considered the profitability analysis prepared by the Advisor.

The Trustees noted that the Fund’s contractual management fee of 0.65% was below the Morningstar Peer Group average. The Trustees further noted that the total net expense ratio for the Institutional Shares was below the Morningstar Peer Group average and the total net expense ratio of the Retail Shares was slightly above the Morningstar Peer Group average. The Board noted that, pursuant to a contractual operating expense limitation agreement between the Advisor and the Fund, the Advisor has agreed to waive its management fees and/or reimburse Fund expenses to ensure that total annual fund operating expenses (excluding Rule 12b-1 plan fees, shareholder servicing plan fees and other excludable expenses) do not exceed 0.85% of the Fund’s average daily net assets, through at least April 30, 2022, unless terminated sooner by, or with the consent of, the Board.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Advisor were fair and reasonable in light of the quality of services provided to the Fund. The Trustees concluded that the Advisor’s level of profitability from its relationship with the Fund was reasonable.

4.  EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees considered the Fund’s asset level and discussed potential economies of scale. The Trustees did not consider economies of scale to be a material factor given the Fund’s current asset size. The Trustees determined that the current fee structure was reasonable given the operating expense limitation agreement that is in place and the Fund’s current asset level.

Argent Small Cap Fund

APPROVAL OF THE INTERIM INVESTMENT ADVISORY AGREEMENT AND
NEW INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

5.  BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Advisor from its association with the Fund. The Trustees concluded that the benefits the Advisor may receive, such as soft dollar research, appear to be reasonable and may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the approval of the Advisory Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Interim Investment Advisory Agreement for up to 150 days while the Fund seeks shareholder approval of the New Investment Advisory Agreement. In addition, the Trustees, including a majority of the Independent Trustees, approved the New Investment Advisory Agreement for an initial two-year term as being in the best interests of the Fund and its shareholders.

Argent Small Cap Fund

NOTICE OF PRIVACY POLICY AND PRACTICES

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you.  We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

•	social security number;
•	account balances;
•	account transactions;
•	transaction history;
•	wire transfer instructions; and
•	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 1-888-898-5288.

Investment Advisor
Argent Capital Management LLC
100 South Brentwood Boulevard, Suite 110
Clayton, MO  63105

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
1-888-898-5288

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd floor
Philadelphia, PA  19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI  53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

(b)	Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee.  Messrs. Gaylord B. Lyman and Scott C. Jones  are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$12,000	$12,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

Pursuant to its charter, the Trust’s Audit Committee must review and approve in advance the engagement of the independent accountants, including each audit and non-audit service permitted by appropriate rules or regulations provided to the Trust and each non-audit service provided to the Trust’s investment advisers and any entity controlling, controlled by or under common control with the investment advisers that provides ongoing services to the Trust relating to the operations and financial reporting of the Trust. The Committee may delegate the authority to grant such pre-approval to one or more Committee members who are independent Trustees within the meaning of Section 10A(i) of the Securities Exchange Act of 1934, as amended, provided that the decision of such member(s) is presented to the full Committee at its next scheduled meeting. The Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed of each service in a timely manner and the policies and procedures do not include delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 to management. The foregoing pre-approval requirement with respect to the provision of non-audit services to the Trust may be waived if (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to its independent accountants during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*        /s/Douglas J. Neilson
Douglas J. Neilson, President/
     Principal Executive Officer

Date    3/10/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/Douglas J. Neilson
Douglas J. Neilson, President/
     Principal Executive Officer

Date    3/10/2021

By (Signature and Title)*        /s/Matthew J. McVoy
Matthew J. McVoy, Treasurer/
     Principal Financial Officer

Date    3/10/2021

* Print the name and title of each signing officer under his or her signature.